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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 5, 2002

                                   iPCS, Inc.

             (Exact name of registrant as specified in its charter)

                     ______________________________________

            Delaware                333-47682                 36-4350876
            --------

(State or other Jurisdiction of  (Commission File No.)     (I.R.S. Employer
         Incorporation)                                   Identification No.)

    233 Peachtree Street, N.E.                                   30303
    Harris Tower, Suite 1700,                                  (Zip Code)
        Atlanta, Georgia

(Address of principal executive offices)

       Registrant's telephone number, including area code: (404) 525-7272

                                 Not Applicable

          (Former name or former address, if changed since last report)
                     _______________________________________


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Item 5.           Other Events and Regulation FD Disclosure.
------------------------------------------------------------

                  On June 5, 2002, AirGate PCS, Inc., a Delaware corporation ("AirGate"), issued a press release announcing its revised outlook for third fiscal quarter 2002 subscriber growth. A copy of the press release referenced above is attached hereto as Exhibit 99.1.

Item 7.           Financial Statements and Exhibits.
----------------------------------------------------

       (c)    Exhibits.

       Exhibit No.   Description
       -----------   -----------

       99.1          Press Release of AirGate PCS, Inc. dated June 5, 2002

















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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       iPCS, INC.

Date: June 12, 2002
                                       By: /s/ Thomas M. Dougherty
                                           -------------------------------
                                               Thomas M. Dougherty,
                                               Chief Executive Officer













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